                                                                    EXHIBIT 20.3

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                         MONTHLY SERVICER'S CERTIFICATE




                    Accounting Date:                              June 30, 1998
                                                   -----------------------------
                    Determination Date:                            July 7, 1998
                                                   -----------------------------
                    Distribution Date:                            July 15, 1998
                                                   -----------------------------
                    Monthly Period Ending:                        June 30, 1998
                                                   -----------------------------


                    This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

                    Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

        I.          Collection Account Summary

                    Available Funds:
                                Payments Received                                               $19,299,714.74
                                Liquidation Proceeds (excluding Purchase Amounts)                $1,228,152.79
                                Current Monthly Advances                                            438,237.31
                                Amount of withdrawal, if any, from the Reserve Account                   $0.00
                                Monthly Advance Recoveries                                         (106,057.25)
                                Purchase Amounts-Warranty and Administrative Receivables                 $0.00
                                Purchase Amounts - Liquidated Receivables                                $0.00
                                Income from investment of funds in Trust Accounts                   $69,660.02
                                                                                             ------------------
                    Total Available Funds                                                                            $20,929,707.61
                                                                                                                   =================

                    Amounts Payable on Distribution Date:
                                Reimbursement of Monthly Advances                                        $0.00
                                Backup Servicer Fee                                                      $0.00
                                Basic Servicing Fee                                                $557,769.09
                                Trustee and other fees                                                   $0.00
                                Class A-1 Interest Distributable Amount                                  $0.00
                                Class A-2 Interest Distributable Amount                            $995,610.21
                                Class A-3 Interest Distributable Amount                          $1,333,000.00
                                Class A-4 Interest Distributable Amount                            $436,033.33
                                Noteholders' Principal Distributable Amount                     $15,167,631.39
                                Amounts owing and not paid to Security Insurer under
                                         Insurance Agreement                                             $0.00
                                Supplemental Servicing Fees (not otherwise paid to Servicer)             $0.00
                                Spread Account Deposit                                           $2,439,663.59
                                                                                             ------------------
                    Total Amounts Payable on Distribution Date                                                       $20,929,707.61
                                                                                                                   =================



                                 Page 1 (1997-D)

    II.  Available Funds

         Collected Funds (see V)
                          Payments Received                                                     19,299,714.74
                          Liquidation Proceeds (excluding Purchase Amounts)                     $1,228,152.79      $20,527,867.53
                                                                                            ------------------

         Purchase Amounts                                                                                                   $0.00

         Monthly Advances
                          Monthly Advances - current Monthly Period (net)                         $332,180.06
                          Monthly Advances - Outstanding Monthly Advances
                             not otherwise reimbursed to the Servicer                                   $0.00         $332,180.06
                                                                                            ------------------

         Income from investment of funds in Trust Accounts                                                             $69,660.02
                                                                                                                 -----------------

         Available Funds                                                                                           $20,929,707.61
                                                                                                                 =================

   III.  Amounts Payable on Distribution Date

             (i)(a)   Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                            $0.00

             (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

             (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

              (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                         Owner Trustee                                                                  $0.00
                         Administrator                                                                  $0.00
                         Indenture Trustee                                                              $0.00
                         Indenture Collateral Agent                                                     $0.00
                         Lockbox Bank                                                                   $0.00
                         Custodian                                                                      $0.00
                         Backup Servicer                                                                $0.00
                         Collateral Agent                                                               $0.00                $0.00
                                                                                            ------------------

            (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                             $557,769.09

            (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

            (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                      returned for insufficient funds (not otherwise reimbursed to Servicer)                                 $0.00

              (iv)    Class A-1 Interest Distributable Amount                                                                $0.00
                      Class A-2 Interest Distributable Amount                                                          $995,610.21
                      Class A-3 Interest Distributable Amount                                                        $1,333,000.00
                      Class A-4 Interest Distributable Amount                                                          $436,033.33


              (v)     Noteholders' Principal Distributable Amount
                        Payable to Class A-1 Noteholders                                                                     $0.00
                        Payable to Class A-2 Noteholders                                                            $15,167,631.39
                        Payable to Class A-3 Noteholders                                                                     $0.00
                        Payable to Class A-4 Noteholders                                                                     $0.00


             (vii)    Unpaid principal balance of the Class A-1 Notes after
                      deposit to the Note Distribution Account of any funds in
                      the Class A-1 Holdback Subaccount (applies only on the
                      Class A-1 Final Scheduled Distribution Date)                                                           $0.00

              (ix)    Amounts owing and not paid to Security Insurer under Insurance Agreement                               $0.00
                                                                                                                 ------------------

                      Total amounts payable on Distribution Date                                                    $18,490,044.02
                                                                                                                 ==================

                               Page 2 (1997-D)

        IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
              Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
              Class A-1 Maturity Shortfall

              Spread Account deposit:

                          Amount of excess, if any, of Available Funds
                             over total amounts payable (or amount of such
                             excess up to the Spread Account Maximum Amount)                                         $2,439,663.59

             Reserve Account Withdrawal on any Determination Date:

                          Amount of excess, if any, of total amounts payable over Available Funds
                             (excluding amounts payable under item (vii) of Section III)                                     $0.00

                          Amount available for withdrawal from the Reserve Account (excluding the
                             Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve
                             Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account
                             in respect of transfers of Subsequent Receivables)                                              $0.00

                          (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                             (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the
                             Collection Account.)

                          Amount of withdrawal, if any, from the Reserve Account                                             $0.00

             Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                          Amount by which (a) the remaining principal balance of the Class A-1 Notes
                          exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III          $0.00

                          Amount available in the Class A-1 Holdback Subaccount                                              $0.00

                          (The amount by which the remaining principal balance of the Class A-1 Notes exceeds
                          Available Funds (after payment of amount set forth in item (v) of
                          Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                          Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                          Subaccount, and deposited in the Note Distribution Account for payment to the
                          Class A-1 Noteholders)

                          Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                               $0.00

             Deficiency Claim Amount:

                          Amount of excess, if any, of total amounts payable over funds available for withdrawal
                          from Reserve Amount, the Class A-1 Holdback Subaccount and Available Funds                         $0.00

                          (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

             Pre-Funding Account Shortfall:

                          Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment
                          Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment Amount, the
                          Class A-4 Prepayment Amount, and the over (b) the amount on deposit in the
                          Pre-Funding Account                                                                                $0.00

             Class A-1 Maturity Shortfall:

                          Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                          Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b)
                          the sum of the amounts deposited in the Note Distribution Account under item
                          (v) and (vii) of Section III or pursuant to a withdrawal from the Class A-1
                          Holdback Subaccount.                                                                               $0.00

             (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or
             Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency
             Notice to the Collateral Agent, the Security Insurer, the Fiscal Agent, if
             any, the Owner Trustee and the Servicer specifying the Deficiency Claim
             Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity
             Shortfall.)



                               Page 3 (1997-D)

   V.    Collected Funds

         Payments Received:
                        Supplemental Servicing Fees                                                      $0.00
                        Amount allocable to interest                                              7,490,244.92
                        Amount allocable to principal                                            11,809,469.82
                        Amount allocable to Insurance Add-On Amounts                                     $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                           Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                               -----------------

         Total Payments Received                                                                                    $19,299,714.74

         Liquidation Proceeds:
                        Gross amount realized with respect to Liquidated Receivables              1,307,497.67

                        Less: (i) reasonable expenses incurred by Servicer
                           in connection with the collection of such Liquidated
                           Receivables and the repossession and disposition
                           of the related Financed Vehicles and (ii) amounts
                           required to be refunded to Obligors on such Liquidated Receivables       (79,344.88)
                                                                                               -----------------

         Net Liquidation Proceeds                                                                                    $1,228,152.79

         Allocation of Liquidation Proceeds:
                        Supplemental Servicing Fees                                                      $0.00
                        Amount allocable to interest                                                     $0.00
                        Amount allocable to principal                                                    $0.00
                        Amount allocable to Insurance Add-On Amounts                                     $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                           Servicer prior to deposit in the Collection Account)                          $0.00               $0.00
                                                                                               -----------------  -----------------

         Total Collected Funds                                                                                      $20,527,867.53
                                                                                                                   ================

   VI.   Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                             $0.00
                        Amount allocable to interest                                                       $0.00
                        Amount allocable to principal                                                      $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                           Servicer prior to deposit in the Collection Account)                            $0.00

         Purchase Amounts - Administrative Receivables                                                                       $0.00
                        Amount allocable to interest                                                       $0.00
                        Amount allocable to principal                                                      $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed to the
                           Servicer prior to deposit in the Collection Account)                            $0.00


         Total Purchase Amounts                                                                                              $0.00
                                                                                                                     ==============

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                  $589,936.46

         Outstanding Monthly Advances reimbursed to the Servicer
            prior to deposit in the Collection Account from:
                        Payments received from Obligors                                             ($106,057.25)
                        Liquidation Proceeds                                                               $0.00
                        Purchase Amounts - Warranty Receivables                                            $0.00
                        Purchase Amounts - Administrative Receivables                                      $0.00
                                                                                               -------------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                   ($106,057.25)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                  ($106,057.25)

         Remaining Outstanding Monthly Advances                                                                        $483,879.21

         Monthly Advances - current Monthly Period                                                                     $438,237.31
                                                                                                                     --------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                    $922,116.52
                                                                                                                     ==============



                               Page 4 (1997-D)

 VIII. Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

              Payments received allocable to principal                                                              $11,809,469.82
              Aggregate of Principal Balances as of the Accounting Date of all
                 Receivables that became Liquidated Receivables
                 during the Monthly Period                                                                           $3,358,161.57
              Purchase Amounts - Warranty Receivables allocable to principal                                                 $0.00
              Purchase Amounts - Administrative Receivables allocable to principal                                           $0.00
              Amounts withdrawn from the Pre-Funding Account                                                                 $0.00
              Cram Down Losses                                                                                               $0.00
                                                                                                                 ------------------

              Principal Distribution Amount                                                                         $15,167,631.39
                                                                                                                 ==================

       B. Calculation of Class A-1 Interest Distributable Amount

              Class A-1 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after
                 distributions of principal to Class A-1 Noteholders
                 on such Distribution Date)                                                            $0.00

              Multiplied by the Class A-1 Interest Rate                                               5.8875%

              Multiplied by actual days in the period or in the case of the first
              Distribution Date, by 29/360                                                        0.08333333                 $0.00
                                                                                             ----------------

              Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         $0.00
                                                                                                                 ------------------

              Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                                 ==================

       C. Calculation of Class A-2 Interest Distributable Amount

              Class A-2 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after
                 distributions of principal to Class A-2 Noteholders
                 on such Distribution Date)                                                  $195,058,326.28

              Multiplied by the Class A-2 Interest Rate                                                6.125%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 30/360         0.08333333           $995,610.21
                                                                                             ----------------

              Plus any unpaid Class A-2 Interest Carryover Shortfall                                                         $0.00
                                                                                                                 ------------------

              Class A-2 Interest Distributable Amount                                                                  $995,610.21
                                                                                                                 ==================

       D. Calculation of Class A-3 Interest Distributable Amount

              Class A-3 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after
                 distributions of principal to Class A-3 Noteholders
                 on such Distribution Date)                                                  $258,000,000.00

              Multiplied by the Class A-3 Interest Rate                                                6.200%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 30/360         0.08333333         $1,333,000.00
                                                                                            -----------------

              Plus any unpaid Class A-3 Interest Carryover Shortfall                                                         $0.00
                                                                                                                 ------------------

              Class A-3 Interest Distributable Amount                                                                $1,333,000.00
                                                                                                                 ==================

       E. Calculation of Class A-4 Interest Distributable Amount

              Class A-4 Monthly Interest Distributable Amount:

              Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after
                 distributions of principal to Class A-4
                 Noteholders on such Distribution Date)                                       $82,400,000.00

              Multiplied by the Class A-4 Interest Rate                                                6.350%

              Multiplied by 1/12 or in the case of the first Distribution Date, by 30/360         0.08333333           $436,033.33
                                                                                            -----------------

              Plus any unpaid Class A-4 Interest Carryover Shortfall                                                         $0.00
                                                                                                                 ------------------

              Class A-4 Interest Distributable Amount                                                                  $436,033.33
                                                                                                                 ==================


                               Page 5 (1997-D)

       F. Calculation of Noteholders' Interest Distributable Amount

             Class A-1 Interest Distributable Amount                                                   $0.00
             Class A-2 Interest Distributable Amount                                             $995,610.21
             Class A-3 Interest Distributable Amount                                           $1,333,000.00
             Class A-4 Interest Distributable Amount                                             $436,033.33


             Noteholders' Interest Distributable Amount                                                              $2,764,643.54
                                                                                                                 ==================

       G. Calculation of Noteholders' Principal Distributable Amount:

             Noteholders' Monthly Principal Distributable Amount:

             Principal Distribution Amount                                                    $15,167,631.39

             Multiplied by Noteholders' Percentage ((i) for each
                Distribution Date before the principal balance of the
                Class A-1 Notes is reduced to zero, 100%, (ii) for the
                Distribution Date on which the principal balance of the
                Class A-1 Notes is reduced to zero, 100% until the
                principal balance of the Class A-1 Notes is reduced to
                zero and with respect to any remaining portion of the
                Principal Distribution Amount, the initial principal
                balance of the Class A-2 Notes over the Aggregate
                Principal Balance (plus any funds remaining on deposit in
                the Pre-Funding Account) as of the Accounting Date for
                the preceding Distribution Date minus that portion of the
                Principal Distribution Amount applied to retire the Class
                A-1 Notes and (iii) for each Distribution Date
                thereafter, outstanding principal balance of the Class
                A-2 Notes on the Determination Date over the Aggregate
                Principal Balance (plus any funds remaining on deposit in
                the Pre-Funding Account) as of the Accounting Date for the
                preceding Distribution Date)                                                          100.00%       $15,167,631.39
                                                                                              ---------------


             Unpaid Noteholders' Principal Carryover Shortfall                                                               $0.00
                                                                                                               --------------------

             Noteholders' Principal Distributable Amount                                                            $15,167,631.39
                                                                                                               ====================

       H. Application of Noteholders' Principal Distribution Amount:

             Amount of Noteholders' Principal Distributable Amount
             payable to Class A-1 Notes (equal to entire Noteholders'
             Principal Distributable Amount until the principal balance
             of the Class A-1 Notes is reduced to zero)                                                                      $0.00
                                                                                                               ====================

             Amount of Noteholders' Principal Distributable Amount
             payable to Class A-2 Notes (no portion of the Noteholders'
             Principal Distributable Amount is payable to the Class A-2
             Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders'
             Principal Distributable Amount)                                                                        $15,167,631.39
                                                                                                               ====================

                               Page 6 (1997-D)


 IX. Pre-Funding Account

     A. Withdrawals from Pre-Funding Account:

     Amount on deposit in the Pre-Funding Account as of the preceding
        Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                     Pre-Funded Amount                                                                                       $0.00

                                                                                                                -------------------
                                                                                                                             $0.00
                                                                                                                ===================

     Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust
        occurring on a Subsequent Transfer Date (an amount equal
        to (a) $0 (the aggregate Principal Balance of Subsequent
        Receivables transferred to the Trust) plus (b) $0 (an
        amount equal to $0 multiplied by (A) one less (B)((i) the
        Pre-Funded Amount after giving effect to transfer of
        Subsequent Receivables over (ii) $0))                                                                                $0.00

     Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
        Account has been reduced to $100,000 or less as of the Distribution Date
        (see B below)                                                                                                        $0.00
                                                                                                                -------------------

     Amount remaining on deposit in the Pre-Funding Account after
        Distribution Date
                     Pre-Funded Amount                                                                 $0.00
                                                                                              ---------------
                                                                                                                             $0.00
                                                                                                                ===================


     B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

     Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the
        Distribution Date on or immediately preceding the end of
        the Funding Period or the Pre-Funded Amount being reduced
        to $100,000 or less on any Distribution Date                                                                         $0.00

     Class A-1 Prepayment Amount (equal to the Class A-1
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00

     Class A-2 Prepayment Amount (equal to the Class A-2
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00

     Class A-3 Prepayment Amount (equal to the Class A-3
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00

     Class A-4 Prepayment Amount (equal to the Class A-4
        Noteholders' pro rata share (based on the respective
        current outstanding principal balance of each class of
        Notes of the Pre-Funded Amount as of the
        Distribution Date)                                                                                                   $0.00






     Repurchase Amount (equal to (i) the sum of Class A-1
        Prepayment Amount, Class A-2 Prepayment Amount, the Class
        A-3 Prepayment Amount, the Class A-4 Prepayment Amount, the Class A-5 Prepayment Amount, over the sum current principal balance of the Class A-1 Notes, the Class A-2
        Notes, the Class A-3 Notes, the Class A-4 Notes, the
        Class A-5 Notes

     C. Prepayment Premiums:

     Class A-1 Prepayment Premium                                                                                            $0.00
     Class A-2 Prepayment Premium                                                                                            $0.00
     Class A-3 Prepayment Premium                                                                                            $0.00
     Class A-4 Prepayment Premium                                                                                            $0.00
     Class A-5 Prepayment Premium                                                                                            $0.00


                               Page 7 (1997-D)

 X.  Reserve Account

     Requisite Reserve Amount:

     Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
        Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                   Product of (x) x.xx% (weighted average interest of Class
                   A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                   Interest Rate, Class A-4 Interest Rate, Class A-5 Interest
                   Rate (based on outstanding Class A-1 principal balance
                   through the Class A-5 principal balance) divided by 360,
                   (y) $0.00 (the Pre-Funded Amount on such Distribution Date)
                   and (z) xx (the number of days until the January 1998
                   Distribution Date))                                                                                       $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0 (the
                   Pre-Funded Amount on such Distribution Date) and (z) xx
                   (the number of days until the January 1998 Distribution
                   Date)                                                                                                     $0.00
                                                                                                                      -------------


     Requisite Reserve Amount                                                                                                $0.00
                                                                                                                      =============

     Amount on deposit in the Reserve Account (other than the
        Class A-1 Holdback Subaccount) as of the preceding
        Distribution Date or, in the case of the first
        Distribution Date, as of the Closing Date                                                                            $0.00

     Plus the excess, if any, of the Requisite Reserve Amount
        over amount on deposit in the Reserve Account (other than
        the Class A-1 Holdback Subaccount) (which excess is to be
        deposited by the Indenture Trustee in the Reserve Account
        from amounts withdrawn from the Pre-Funding Account in respect
        of transfers of Subsequent Receivables)                                                                              $0.00

     Less: the excess, if any, of the amount on deposit in the
        Reserve Account (other than the Class A-1 Holdback
        Subaccount) over the Requisite Reserve Amount (and amount
        withdrawn from the Reserve Account to cover the excess,
        if any, of total amounts payable over Available Funds,
        which excess is to be transferred by the Indenture
        Trustee to or upon the order of the General Partners from
        amounts withdrawn from the Pre-Funding Account in respect
        of transfers of Subsequent Receivables)                                                                              $0.00

     Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
        to cover the excess, if any, of total amount payable over Available Funds (see IV above)                             $0.00
                                                                                                                      -------------

     Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
        Subaccount) after the Distribution Date                                                                              $0.00
                                                                                                                      =============

 XI. Class A-1 Holdback Subaccount:

     Class A-1 Holdback Amount:

     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                         $0.00

     Plus deposit to the Class A-1 Holdback Subaccount (equal to
        2.5% of the amount, if any, by which $0 (the Target
        Original Pool Balance set forth in the Sale and Servicing
        Agreement) is greater than $0 (the Original Pool Balance
        after giving effect to the transfer of Subsequent
        Receivables on the Distribution Date or on a Subsequent
        Transfer Date preceding the Distribution Date))                                                                      $0.00

     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
        a Class A-1 Maturity Shortfall (see IV above)                                                                        $0.00

     Less withdrawal, if any, of amount remaining in the Class
        A-1 Holdback Subaccount on the Class A-1 Final Scheduled
        Maturity Date after giving effect to any payment out of
        the Class A-1 Holdback Subaccount to cover a Class A-1
        Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee
        to the General Partners)                                                                                             $0.00
                                                                                                                      -------------

     Class A-1 Holdback Subaccount immediately following the Distribution Date                                               $0.00
                                                                                                                      =============

                               Page 8 (1997-D)

 XII.  Calculation of Servicing Fees

       Aggregate Principal Balance as of the first day of the Monthly Period     $535,458,326.28
       Multiplied by Basic Servicing Fee Rate                                              1.25%
       Multiplied by months per year                                                   8.333333%
                                                                               ------------------

       Basic Servicing Fee                                                                           $557,769.09

       Less: Backup Servicer Fees (annual rate of 1 bp)                                                    $0.00

       Supplemental Servicing Fees                                                                         $0.00
                                                                                                   --------------

       Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $557,769.09
                                                                                                                   =================

 XIII. Information for Preparation of Statements to Noteholders

       a. Aggregate principal balance of the Notes as of first day of Monthly Period
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                      $195,058,326.28
               Class A-3 Notes                                                                                      $258,000,000.00
               Class A-4 Notes                                                                                       $82,400,000.00


       b. Amount distributed to Noteholders allocable to principal
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                       $15,167,631.39
               Class A-3 Notes                                                                                                $0.00
               Class A-4 Notes                                                                                                $0.00


       c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                      $179,890,694.89
               Class A-3 Notes                                                                                      $258,000,000.00
               Class A-4 Notes                                                                                       $82,400,000.00


       d. Interest distributed to Noteholders
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                          $995,610.21
               Class A-3 Notes                                                                                        $1,333,000.00
               Class A-4 Notes                                                                                          $436,033.33


       e. 1. Class A-1 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                  $0.00
          2. Class A-2 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                  $0.00
          3. Class A-3 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                  $0.00
          4. Class A-4 Interest Carryover Shortfall, if any, (and change in amount from preceding statement)                  $0.00


       f. Amount distributed payable out of amounts withdrawn from or pursuant to:
          1.  Reserve Account                                                                                 $0.00
          2.  Spread Account Class A-1 Holdback Subaccount                                                    $0.00
          3.  Claim on the Note Policy                                                                        $0.00

       g. Remaining Pre-Funded Amount                                                                                         $0.00

       h. Remaining Reserve Amount                                                                                            $0.00

       i. Amount on deposit on Class A-1 Holdback Subaccount                                                                  $0.00

       j. Prepayment amounts
                   Class A-1 Prepayment Amount                                                                                $0.00
                   Class A-2 Prepayment Amount                                                                                $0.00
                   Class A-3 Prepayment Amount                                                                                $0.00
                   Class A-4 Prepayment Amount                                                                                $0.00


       k.  Prepayment Premiums
                   Class A-1 Prepayment Premium                                                                               $0.00
                   Class A-2 Prepayment Premium                                                                               $0.00
                   Class A-3 Prepayment Premium                                                                               $0.00
                   Class A-4 Prepayment Premium                                                                               $0.00


       l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
             paid by the Trustee on behalf of the Trust                                                                 $557,769.09

       m. Note Pool Factors (after giving effect to distributions on the
             Distribution Date)
                   Class A-1 Notes                                                                                       0.00000000
                   Class A-2 Notes                                                                                       0.91780967
                   Class A-3 Notes                                                                                       1.00000000
                   Class A-4 Notes                                                                                       1.00000000


                               Page 9 (1997-D)

   XVI.         Pool Balance and Aggregate Principal Balance

                             Original Pool Balance at beginning of Monthly Period                                   $599,999,997.12
                             Subsequent Receivables                                                                           $0.00
                                                                                                                --------------------
                             Original Pool Balance at end of Monthly Period                                         $599,999,997.12
                                                                                                                ====================

                             Aggregate Principal Balance as of preceding Accounting Date                            $535,458,326.28
                             Aggregate Principal Balance as of current Accounting Date                              $520,290,694.89


                Monthly Period Liquidated Receivables                           Monthly Period Administrative Receivables

                                       Loan #           Amount                             Loan #                        Amount
                                       ------           ------                             ------                        ------
                       see attached listing           3,358,161.57            see attached listing                              -
                                                             $0.00                                                            $0.00
                                                             $0.00                                                            $0.00
                                                             ------                                                           -----
                                                     $3,358,161.57                                                            $0.00
                                                     ==============                                                           =====



  XVIII.        Delinquency Ratio                               remember to subtract 180,331.29 to Liquidated Receivables

                Sum of Principal Balances (as of the Accounting Date) of all
                   Receivables delinquent more than 30 days with respect to
                   all or any portion of a Scheduled Payment
                   as of the Accounting Date                                                29,344,915.70

                Aggregate Principal Balance as of the Accounting Date                     $520,290,694.89
                                                                                    ----------------------

                Delinquency Ratio                                                                                       5.64010004%
                                                                                                                        ===========





                IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA  FINANCIAL  LTD.

                                     By:
                                        ------------------------------------

                                     Name: Scott R. Fjellman
                                           ---------------------------------
                                     Title: Vice President / Securitization
                                           ---------------------------------


                               Page 10 (1997-D)

               ARCADIA AUTOMOBILE RECEIVABLES TRUST  1997 - D

                           PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING    JUNE 30, 1998

   I.  ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                  $600,000,000.00

                      AGE OF POOL (IN MONTHS)                                          7

  II.  Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to
          all or any portion of a Scheduled Payment
          as of the Accounting Date                                                               $29,344,915.70

       Aggregate Principal Balance as of the Accounting Date                                     $520,290,694.89
                                                                                                -----------------

       Delinquency Ratio                                                                                              5.64010004%
                                                                                                                  ===============


 III.  Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                                 5.64010004%

       Delinquency ratio - preceding Determination Date                                               5.48062152%

       Delinquency ratio - second preceding Determination Date                                        4.15745766%
                                                                                                -----------------


       Average Delinquency Ratio                                                                                      5.09272641%
                                                                                                                  ===============


  IV.  Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                          $4,604,039.45

            Add:    Sum of Principal Balances (as of the Accounting Date) of
                    Receivables that became Liquidated Receivables during the
                    Monthly Period or that became Purchased Receivables during
                    Monthly Period (if delinquent more than 30 days with
                    respect to any portion of a Scheduled Payment at time of
                    purchase)                                                                                      $3,358,161.57
                                                                                                                  ---------------

       Cumulative balance of defaults as of the current Accounting Date                                            $7,962,201.02

                    Sum of Principal Balances (as of the Accounting Date)
                       of 90+ day delinquencies                                                     6,352,243.38

                            Percentage of 90+ day delinquencies
                              applied to defaults                                                         100.00%  $6,352,243.38
                                                                                                ----------------- ---------------

       Cumulative balance of defaults and 90+ day delinquencies as of
         the current Accounting Date                                                                              $14,314,444.40
                                                                                                                  ===============




  V.   Cumulative Default Rate as a % of Original Principal Balance

       Cumulative Default Rate - current Determination Date                                           2.3857407%

       Cumulative Default Rate - preceding Determination Date                                         1.7477348%

       Cumulative Default Rate - second preceding Determination Date                                  1.1601832%

                               Page 1 (1997-D)

  VI.  Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                                     $2,573,074.42

       Add:    Aggregate of Principal Balances as of the
                 Accounting Date (plus accrued and unpaid interest
                 thereon to the end of the Monthly Period) of all
                 Receivables that became Liquidated Receivables or that
                 became Purchased Receivables and that were delinquent
                 more than 30 days with respect to any portion of a
                 Scheduled Payment as of the Accounting Date                                  $3,358,161.57
                                                                                            ----------------

               Liquidation Proceeds received by the Trust                                    ($1,228,152.79)         $2,130,008.78
                                                                                            ----------------       ----------------

       Cumulative net losses as of the current Accounting Date                                                       $4,703,083.20

               Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                                    $6,352,243.38

                        Percentage of 90+ day delinquencies applied to losses                         40.00%         $2,540,897.35
                                                                                            ----------------       ----------------

       Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                             $7,243,980.55
                                                                                                                   ================




 VII.  Cumulative Net Loss Rate as a % of Original Principal Balance

       Cumulative Net Loss Rate - current Determination Date                                                             1.2073301%

       Cumulative Net Loss Rate - preceding Determination Date                                                           0.8210037%

       Cumulative Net Loss Rate - second preceding Determination Date                                                    0.4917304%




 VIII. Classic/Premier Loan Detail

                                                                                   Classic         Premier               Total
                                                                                   -------         -------               -----
       Aggregate Loan Balance, Beginning                                      342,125,970.99   $193,332,355.29     $535,458,326.28
         Subsequent deliveries of Receivables                                           0.00              0.00                0.00
         Prepayments                                                           (2,476,907.38)    (2,225,402.92)      (4,702,310.30)
         Normal loan payments                                                  (4,154,485.97)    (2,952,673.55)      (7,107,159.52)
         Defaulted Receivables                                                 (2,229,776.90)    (1,128,384.67)      (3,358,161.57)
       Administrative and Warranty Receivables                                          0.00              0.00                0.00
                                                                             ----------------  ----------------  -----------------
       Aggregate Loan Balance, Ending                                        $333,264,800.74   $187,025,894.15    $520,290,694.89
                                                                             ================  ================  =================

       Delinquencies                                                           22,373,798.17      6,971,117.53      $29,344,915.70
       Recoveries                                                                $807,417.34       $420,735.45       $1,228,152.79
       Net Losses                                                               1,422,359.56        707,649.22       $2,130,008.78


 VIII. Other Information Provided to FSA

          A.   Credit Enhancement Fee information:

               Aggregate Principal Balance as of the Accounting Date                           $520,290,694.89
               Multiplied by:  Credit Enhancement Fee (26 bp's) * (30/360)                              0.0208%
                                                                                               ----------------
                        Amount due for current period                                                                  $108,393.89
                                                                                                                  =================


          B.   Dollar amount of loans that prepaid during the Monthly Period                                         $4,702,310.30
                                                                                                                  =================

               Percentage of loans that prepaid during the Monthly Period                                               0.90378520%
                                                                                                                  =================

                               Page 2 (1997-D)

  IX.         Spread Account Information                                                         $                   %
              Beginning Balance                                                            $20,106,263.06        3.86442872%
              Deposit to the Spread Account                                                 $2,439,663.59        0.46890394%
              Spread Account Additional Deposit                                                     $0.00        0.00000000%
              Withdrawal from the Spread Account                                                    $0.00        0.00000000%
              Disbursements of Excess                                                               $0.00        0.00000000%
              Interest earnings on Spread Account                                              $85,045.35        0.01634574%
                                                                                       -------------------    -----------------

              Ending Balance                                                               $22,630,972.00        4.34967841%
                                                                                       ===================    =================


              Specified Balance pursuant to Section 3.03 of the
                   Spread Account Agreement among Olympic Financial Ltd.,
                   Arcadia Receivables Finance Corp., Financial Security
                   Assurance Inc. and Norwest Bank Minnesota, National Association         $36,420,348.64        7.00000000%
                                                                                       ========================================

  X.          Trigger Events

              Cumulative Loss and Default Triggers as of December 15, 1997

              ----------------------------------------------------------------------------------

                                Loss              Default        Loss Event     Default Event
                  Month      Performance        Performance      of Default       of Default
              ----------------------------------------------------------------------------------
                     3          0.88%               2.11%           1.11%            2.66%
                     6          1.76%               4.21%           2.22%            5.32%
                     9          2.55%               6.10%           3.21%            7.71%
                    12          3.26%               7.79%           4.10%            9.84%
                    15          4.20%              10.03%           5.28%           12.68%
                    18          5.05%              12.07%           6.35%           15.25%
                    21          5.80%              13.85%           7.29%           17.50%
                    24          6.44%              15.40%           8.11%           19.45%
                    27          6.78%              16.21%           8.53%           20.47%
                    30          7.05%              16.86%           8.87%           21.29%
                    33          7.29%              17.43%           9.17%           22.01%
                    36          7.50%              17.92%           9.43%           22.63%
                    39          7.60%              18.15%           9.55%           22.93%
                    42          7.67%              18.34%           9.65%           23.16%
                    45          7.74%              18.49%           9.73%           23.36%
                    48          7.79%              18.62%           9.80%           23.52%
                    51          7.84%              18.73%           9.86%           23.65%
                    54          7.87%              18.81%           9.90%           23.76%
                    57          7.90%              18.88%           9.94%           23.84%
                    60          7.92%              18.93%           9.96%           23.91%
                    63          7.93%              18.96%           9.98%           23.95%
                    66          7.94%              18.98%           9.99%           23.98%
                    69          7.95%              18.99%          10.00%           23.99%
                    72          7.95%              19.00%          10.00%           24.00%
              ----------------------------------------------------------------------------------

         Average Delinquency Ratio equal to or greater than 6.19%                       Yes                No    X
                                                                                           --------          ---------

         Cumulative Default Rate (see above table)                                      Yes                No    X
                                                                                           --------          ---------

         Cumulative Net Loss Rate (see above table)                                     Yes                No    X
                                                                                           --------          ---------

         Trigger Event that occurred as of a prior Determination Date                   Yes                No    X
            is Deemed Cured as of current Determination Date                               --------          ---------


  XI.    Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement                       Yes                No    X
            Event of Default has occurred                                                  --------          ---------


         To the knowledge of the Servicer, a Capture Event has occurred and             Yes                No    X
         be continuing                                                                     --------          ---------


         To the knowledge of the Servicer, a prior Capture Event has been cured by      Yes                No    X
            a permanent waiver                                                             --------          ---------

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                    ARCADIA FINANCIAL LTD.

                                    By:
                                           ---------------------------------

                                    Name:  Scott R. Fjellman
                                           ---------------------------------
                                    Title: Vice President / Securitization
                                           ---------------------------------

                               Page 3 (1997-D)